Schedule of deferred tax assets and liabilities (Details) - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets:
Non-capital loss carry forwards	$ 9,505,595	$ 8,451,121
Accrued expenses	65,529	59,018
Reserves	101,176	87,251
Other	98,413	100,105
Valuation allowance	(9,770,713)	(8,697,495)
Total deferred tax assets
Deferred tax liabilities:
Fixed assets and intangibles	(883,181)	(1,011,576)
Net deferred tax liability	$ (883,181)	$ (1,011,576)